UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report January 23, 2004

(Date of earliest event reported) (January 16, 2004)

PETRO STOPPING CENTERS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	1-13018	74-2628339
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

Item 5. Other Events

On January 16, 2004 Petro Stopping Centers, L.P. and Petro Financial Corporation issued a press release announcing the commencement of our offer to purchase for cash all of the outstanding $135,000,000 aggregate principal amount at maturity 10 1/2% Senior Notes due 2007 (CUSIP# 715911AB9 and ISIN# US715911AB99) (the “Notes”).

A Copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a) Financial statements of business acquired:

Not applicable.

(b) Pro-forma financial information:

Not applicable.

(c) Exhibits. The following items are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1    Press release dated January 16, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS, L.P.
(Registrant)

Date: January 23, 2004	By:	/s/ J.A. Cardwell, Sr.
J.A. Cardwell, Sr.
Chairman and Chief Executive Officer
(On behalf of the Registrant and as Registrant’s
Principal Executive Officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1*	Press release dated January 16, 2004

*Filed	herewith

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